                                              "[        ]" indicates that the
                                              confidential portion has been
                                              omitted and filed separately with
                                              the Commission.


                                                                   EXHIBIT 10.8

                                OPTION AGREEMENT

                                     BETWEEN

                          CHIPS AND TECHNOLOGIES, INC.

                                       AND

                  TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.

                                NOVEMBER 6, 1995

                                TABLE OF CONTENTS

 1. DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
 2. VOLUME COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
 3. WAFER PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
 4. OTHER PURCHASE TERMS AND CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
 5. OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
 6. FAILURE TO PURCHASE THE OPTION CAPACITY;  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 7. TERM AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 8. BOARD APPROVAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
 9. LIMITATION OF LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
10. NOTICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
11. ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
12. GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
13. ARBITRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
14. ASSIGNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
15. CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
16. FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
EXHIBIT A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
EXHIBIT B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
EXHIBIT C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
EXHIBIT D . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
EXHIBIT E . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                                          Confidential Treatment
                                                          Requested

                                OPTION AGREEMENT

     THIS AGREEMENT is made and becomes effective as of November 6, 1995 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC", a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsinchu, Taiwan, and, Chips and Technologies, Inc., a company organized under the laws of California, with its registered address at 2950 Zanker Road, San Jose, California 95134 ("Customer").

RECITALS

     WHEREAS, TSMC currently supplies Customer with wafers and Customer wishes to increase the volume of wafers to be purchased from TSMC;

     WHEREAS, in order to increase its output, TSMC must [
                                     ]

     WHEREAS, as a condition to TSMC's acceleration of these facilities, TSMC has asked that Customer make a capacity commitment and advance payment for the right to buy additional capacity, and Customer is willing to do so:

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

                                                          Confidential Treatment
                                                          Requested


1.   DEFINITIONS

   (a) "Base Capacity" used in this Agreement shall mean the Best Effort Capacity as defined in this Section 1(b) below.

   (b) "Best Effort Capacity" used in this Agreement shall mean the capacity commitment made by Customer and TSMC on the best effort basis pursuant to an existing Agreement, if any.

   (c) "Customer Committed Capacity" used this Agreement shall mean the total capacity that Customer agrees to purchase from TSMC pursuant to this Agreement, and is set forth in Exhibit B.

   (d) "Option Capacity" used in this Agreement shall mean the firm capacity commitment made by Customer pursuant to this Agreement, for which Capacity Customer agrees to pay the Option Fee as defined in this
         Section 1(f) below.

   (e) "Option Fee" used in this Agreement shall mean the deposit that Customer agrees to place with TSMC as the advance payment for the Option Capacity.

   (f) "TSMC Committed Capacity" used in this Agreement shall mean the total capacity that TSMC agrees to provide to Customer pursuant to this Agreement, and is set forth in Exhibit B.

   (g)   [

                                                                             ]

                                                          Confidential Treatment
                                                          Requested

2.   VOLUME COMMITMENT

   (a) Customer agrees to purchase from TSMC the Customer Committed Capacity, and subject to the payment of the Option Fee by Customer under Section 5 below, TSMC agrees to provide to Customer the TSMC Committed Capacity, as set forth in Exhibit B. [

                                                                            ]

   (b) Each month, Customer agrees to provide to TSMC a six-month rolling forecast of the number of wafers that Customer will purchase, [

                                                               ]  The forecast
         must be based on wafers out or deliveries expected to be made by TSMC.

   (c) TSMC will use its reasonable effort to cause its fabs to be capable of producing wafers of more advanced specifications, as set forth in the TSMC Technology Road Map attached as Exhibit C.

3.   WAFER PRICE

   (a)   The wafer prices for the Customer Committed Capacity [

                                ] for the same technology, the same fab and the same period of time. In the event that the wafer prices for the Customer Committed Capacity do not comply with the preceding sentence, TSMC will make proper price changes for the unfilled orders, upon Customer's notice in writing.

   (b) The parties shall negotiate in good faith each year the wafer prices for the Customer Committed Capacity of the following year, [

                           ]

                                                          Confidential Treatment
                                                          Requested

4.  OTHER PURCHASE TERMS AND CONDITIONS

         The Customer/TSMC Wafer Foundry Agreement dated (to be completed) will apply to all purchases of wafers by Customer from TSMC, except that the provisions of this Agreement will supersede the above Agreement with respect to the subject matter hereof.

5.    OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY

   (a)   Customer agrees to pay to TSMC the Option Fee in the amount of [      ]
         per Wafer Equivalent for the right to purchase the Option Capacity pursuant to this Agreement. The Option Fee is set forth in Exhibit D, and shall be paid in cash by no later than dates specified in this Exhibit. Except that TSMC exercises its first right of refusal and accepts the Customer's offer pursuant to Section 6 below, the Option Fee for any calendar year, once paid, shall be non-refundable except as outlined in this contract, and will be credited against the wafer prices for the Option Capacity provided by TSMC for that particular year under this Agreement.

   (b) Customer further agrees to deliver to TSMC, within seven (7) days following the Effective Date, three (3) promissory notes each in an amount of the Option Fee due and payable to TSMC or order, which promissory notes are in the form of Exhibit E (1-3). The promissory notes shall be returned by TSMC to Customer within seven (7) days upon receipt of the corresponding Option Fee by TSMC.

                                                          Confidential Treatment
                                                          Requested

6.   FAILURE TO PURCHASE THE OPTION CAPACITY;
     FIRST RIGHT OF REFUSAL

   [


                                                                    ]

   (b) Any of Customer's right or obligation set forth in Section 6(a) shall not affect its obligation to pay the Option Fee pursuant to Section 5 above, except that if this Agreement is assigned to any third parties acceptable to TSMC pursuant to this Section 6(a) above, such third parties shall pay the Option Fee and abide by the terms and conditions of this Agreement and Customer's obligations for that Option Capacity shall terminate.


7.   TERM AND TERMINATION

   (a) The term of this Agreement shall commence from the Effective Date, and continue until December 31, 1999.

   (b)   TERMINATION BY TSMC FOR CUSTOMER'S FAILURE TO PAY THE OPTION FEE

         TSMC may terminate this Agreement if Customer fails to pay the Option Fee pursuant to Section 5 above, and does not cure or remedy such breach within thirty(30) days of receiving written notice of such breach.


   (c)   TERMINATION FOR OTHER BREACH OR FOR BANKRUPTCY
         Either party may terminate this Agreement if, (i) the other party breaches any material provisions of this Agreement (other than the breach of Section 5 above), and does not cure or remedy such breach within sixty (60) days of receiving written notice of such breach, or
         (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership or liquidation, if such petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

   (d)   EFFECT OF TERMINATION
         Both parties shall remain liable to the other party for any outstanding and matured rights and obligations at the time of termination, including all outstanding payments of the Option Fee and for the wafers already ordered and/or shipped to Customer.

         In addition, if this Agreement is terminated by Customer due to a breach by TSMC, then TSMC shall refund to Customer any portion of the Option Fee already paid by Customer to TSMC but not yet credited to the purchase prices of wafers in accordance with Section 5 above.

   (e) Customer may terminate this Agreement in the event that TSMC is more than twelve months late with respect to the Technology Roadmap attached as Exhibit C.

8.   BOARD APPROVAL

         Customer shall obtain the approval by its Board of Directors of this Agreement, and submit to TSMC, at the time of executing this Agreement, an authentic copy of it's board resolution authorizing the representative designated below to execute this Agreement.

9.   LIMITATION OF LIABILITY

         In no event shall TSMC be liable for any indirect, special, incidental or consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with TSMC's performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with TSMC's producing, supplying, and/or sale of the wafers, whether due to a breach of contract, breach of warranty, tort, or negligence of TSMC, or otherwise.

10.  NOTICE

         All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

   To TSMC:

   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY, LTD.
   No. 121, Park Avenue 3
   Science-Based Industrial Park
   Hsinchu, Taiwan
   Republic of China                               FAX: 886-35-781545

   To Customer:

   CHIPS AND TECHNOLOGIES, INC.
   2950 Zanker Road
   San Jose, CA 95134                              FAX: (408) 894-2086

11.  ENTIRE AGREEMENT

         This Agreement, including Exhibits A-E, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

12.  GOVERNING LAW

         This Agreement will be governed by and interpreted in accordance with the laws of the Republic of China.

13.  ARBITRATION

         Each party will make best efforts to resolve amicably any disputes or claims under this Agreement among the parties. In the event that a resolution is not reached among the parties within thirty (30) days after written notice by any party of the dispute or claim, the dispute or claim shall be finally settled by binding arbitration in Taipei under The Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules. The arbitration proceeding shall be conducted in English. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

14.  ASSIGNMENT

         This Agreement shall be binding on and inure to the benefit of each party and its successors, and except that Customer may assign this Agreement under Section 6 above, neither party shall assign any of its rights hereunder, nor delegate its obligations hereunder, to any third party, without the prior written consent of the other.

15.  CONFIDENTIALITY

         Neither party shall disclose the existence or contents of this Agreement except as required by Customer's assignment of this Agreement to any third parties pursuant to Section 6 above, in confidence to its advisers, as required by applicable law, or otherwise with the prior written consent of the other party.

16.  FORCE MAJEURE

         Neither party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, and earthquakes.

    IN WITNESS WHEREOF, the parties, have executed this Agreement as of the date first stated above.

TAIWAN SEMICONDUCTOR                                        CHIPS AND
MANUFACTURING CO., LTD.                                     TECHNOLOGIES, INC.

BY:____________________                                     BY:_________________
    Donald Brooks                                               Jim Stafford
    President                                                   President

                                                          Confidential Treatment
                                                          Requested


                                   EXHIBIT A
                             CAPACITY FACTOR TABLE

[


                                                                           ]

                                                          Confidential Treatment
                                                          Requested


                                   EXHIBIT B
                            CHIPS & TECHNOLOGY/TSMC
                               COMMITTED CAPACITY

[


                                                                            ]

                                                          Confidential Treatment
                                                          Requested

                                   EXHIBIT C
                          TSMC CMOS TECHNOLOGY ROADMAP

[


                                                                           ]

                                                          Confidential Treatment
                                                          Requested

                                   EXHIBIT D
                                  OPTION FEES

[


                                                                            ]

                                  EXHIBIT E(1)
                            PROMISSORY NOTE ONE (1)

Amount: US$______________                            Due Date: January 31, 1996

         In connection with the capacity commitment of Taiwan
Semiconductor Manufacturing Co., Ltd. ("TSMC") to Chips and Technologies, Inc. ("Chips") relating to the Option Fees (as defined in the Option Agreement between Chips and TSMC dated as of this date (the "Agreement")), Chips must, on or before January 31, 1996, pay the Option Fee due in full on or before January 31, 1996, plus interest calculated from the Due date stated herein to the date of full payment at the rate of 10% per annum on any unpaid portion of the principal amount stated herein, and said payment will be made at ________________ (Place of Payment).

         The sole recourse of TSMC in the event Chips fails to make such payment shall be TSMC's right to terminate the Agreement. In the event Chips elects not to pay the Option Fee, Chips will have no further obligation or liability to TSMC with respect to this Note including, but not limited to, no obligation with respect to principal, accrued interest, penalties, or consequential, indirect or special damages of any type.

         This Note shall be governed in all respects by the laws of the State of California. Chips agrees to waive protest and notice of nonpayment and dishonor.

Issue Date:
            -------------------------
Issue Place:
            -------------------------
                                           Maker's Signature:
                                                            --------------------

                                           Maker's Address:
                                                            --------------------

                                                            --------------------

                                  EXHIBIT E(2)
                            PROMISSORY NOTE TWO (2)

Amount: US$_____________                                 Due Date: July 31, 1996

         In connection with the capacity commitment of Taiwan
Semiconductor Manufacturing Co., Ltd. ("TSMC") to Chips and Technologies, Inc. ("Chips") relating to the Option Fees (as defined in the Option Agreement between Chips and TSMC dated as of this date (the "Agreement")), Chips must, on or before July 31, 1996, pay the Option Fee due in full on or before July 31, 1996, plus interest calculated from the Due date stated herein to the date of full payment at the rate of 10% per annum on any unpaid portion of the principal amount stated herein, and said payment will be made at ________________ (Place of Payment).

         The sole recourse of TSMC in the event Chips fails to make such payment shall be TSMC's right to terminate the Agreement. In the event Chips elects not to pay the Option Fee, Chips will have no further obligation or liability to TSMC with respect to this Note including, but not limited to, no obligation with respect to principal, accrued interest, penalties, or consequential, indirect or special damages of any type.

         This Note shall be governed in all respects by the laws of the State of California. Chips agrees to waive protest and notice of nonpayment and dishonor.


Issue Date:
            -------------------------
Issue Place:
            -------------------------
                                           Maker's Signature:
                                                            --------------------

                                           Maker's Address:
                                                            --------------------

                                                            --------------------

                                  EXHIBIT E(3)
                           PROMISSORY NOTE THREE (3)

Amount: US$_______________                           Due Date: November 1, 1996

         In connection with the capacity commitment of Taiwan
Semiconductor Manufacturing Co., Ltd. ("TSMC") to Chips and Technologies, Inc. ("Chips") relating to the Option Fees (as defined in the Option Agreement between Chips and TSMC dated as of this date (the "Agreement")), Chips must, on or before November 1, 1996, elect one of the following alternatives: (i) to pay the Option Fee due in full on or before November 1, 1996; (ii) to execute full recourse promissory notes for the amount of the Option Fee due, payable in equal installments on January 31, 1997 and July 31, 1997; or (iii) to not pay the Option Fee and to thereby release TSMC from that portion of the capacity commitment relating to the Option Fee. In the event Chips does not elect one of the alternatives set forth in clauses (i) and (ii) above, Chips shall be deemed to have elected the alternative set forth in clause (iii).

         The sole recourse of TSMC in the event Chips fails to make such payment shall be TSMC's right to terminate the Agreement. In the event Chips elects not to pay the Option Fee, Chips will have no further obligation or liability to TSMC with respect to this Note including, but not limited to, no obligation with respect to principal, accrued interest, penalties, or consequential, indirect or special damages of any type.

         This Note shall be governed in all respects by the laws of the State of California. Chips agrees to waive protest and notice of nonpayment and dishonor.


Issue Date:
            -------------------------
Issue Place:
            -------------------------
                                           Maker's Signature:
                                                            --------------------

                                           Maker's Address:
                                                            --------------------

                                                            --------------------